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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report  (Date of earliest event reported)              February 20, 2002
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                           Rhythms NetConnections Inc.
               (Exact name of Registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               000-25685                                    333-0747515
       (Commission File Number)               (IRS Employee Identification No.)


9100 East Mineral Circle, Englewood, Colorado                80112
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (303) 876-6500


                                 Not Applicable


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          (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

         On August 1, 2001 (the "COMMENCEMENT DATE"), Rhythms NetConnections Inc. (the "COMPANY") and certain of its wholly owned subsidiaries commenced voluntary bankruptcy cases (the "CASES") under Chapter 11 of Title 11 of the U.S. Code in the U.S. Bankruptcy Court for the Southern District of New York (the "BANKRUPTCY COURT") (the "BANKRUPTCY CASE").

         On or about August 15, 2001, the Company submitted to the Securities and Exchange Commission (the "SEC") a written request for permission to file monthly operating reports (the "REQUEST"), which it is required to file with the U.S. Bankruptcy Trustee and the Bankruptcy Court in connection with the Bankruptcy Case (the "MONTHLY REPORTS"), during the pendency of the Bankruptcy Case in lieu of the reports it would otherwise file ("1934 ACT REPORTS"), as required by the Securities Exchange Act of 1934 ("1934 ACT"). The Monthly Reports provide an ongoing record of assets and liabilities of the Company's estate, along with a record of cash receipts and disbursements. In the months prior to filing the Bankruptcy Case, the Company significantly downsized its operations and significantly reduced its workforce, management and administrative staff. Because of the Company's lack of resources, in terms of both the lack of personnel available to assemble the data to be included in, review, finalize and file the Company's 1934 Act Reports, as well as the cost of preparing such 1934 Act Reports, the devotion by the Company of substantially all of its accounting and finance resources to the preparation and filing of the Bankruptcy Case, and the ongoing demands on the time of the remaining accounting and finance personnel following the Commencement Date and post-petition reductions in work force, the Company does not have, and will not have, the resources necessary to assemble the data to be included in, review, finalize and file its 1934 Act Reports going forward.

         On or about November 5, 2001, the Company submitted to the SEC a supplemental letter detailing the events at the Company and in the Bankruptcy Case since August 15, 2001. On or about November 13, 2001, the SEC advised the Company that it had not satisfied one of the requirements in order for the SEC to grant the Request. Specifically, the ongoing average daily trading activity in the Company's securities for the 30 days prior to November 13, 2001 exceeded the SEC's trading volume limitations in order for the SEC to be able to grant the Request. With the permission of the SEC, the Company withdrew its Request without prejudice to its right to resubmit its Request in the future in the event the average daily trading activity in the Company's Securities declines significantly from its then-current level. In the absence of a favorable response from the SEC to its Request, for the same reasons discussed above, the Company continues to be unable to file its 1934 Act Reports and intends to continue to file its Monthly Reports with the SEC in lieu of filing its 1934 Act Reports.

         The Company's Monthly Report for the month of December 2001, which the Company filed with the U.S. Bankruptcy Trustee and the Bankruptcy Court on February 20, 2002, is attached hereto as an exhibit.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS.
         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.
         Not applicable.

(c)      EXHIBITS.

                EXHIBIT
                NUMBER                           Description
               ---------  -----------------------------------------------------------
                 19.1       Monthly Bankruptcy Report for the month of December 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Rhythms NetConnections Inc.
                                       (Registrant)


Date: March 4, 2002                    /s/  Jeff Eikelberner
                                       ---------------------
                                       By:    Jeff Eikelberner
                                       Title: Chief Financial Officer